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                                                                   EXHIBIT 10.22


                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

              This Amendment No 1. dated as of January 17, 1997 (this "Amendment") to that certain Registration Rights Agreement made as of the 20th day of September, 1995 (the "Registration Rights Agreement") by and among Packaged Ice, Inc., a Texas corporation (the "Company"), Norwest Equity Partners V, a Minnesota Limited Partnership ("NEP"), and The Food Fund II Limited Partnership (the "Food Fund"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Registration Rights Agreement.

              WHEREAS, Steven P. Rosenberg ("Rosenberg"), NEP and the Food Fund (collectively, the "Purchasers") are desirous of purchasing shares of Series B Convertible Preferred Stock of the Company ("Series B Preferred Stock") pursuant to a Stock Purchase Agreement among the Purchasers and the Company (the "Stock Purchase Agreement"); and

              WHEREAS, as partial inducement for the Purchasers to enter into the Stock Purchase Agreement and to purchase the Series B Preferred Stock pursuant thereto, the Company in the Stock Purchase Agreement has agreed that the obligation of the Purchasers to purchase the Series B Preferred Stock shall be conditioned upon the execution and delivery of an amendment to the Registration Rights Agreement such that the shares of Common Stock of the Company issued or issuable upon conversion of the Series B Preferred Stock are considered Registrable Securities under the Registration Rights Agreement and certain other modifications are made to the Registration Rights Agreement; and

              WHEREAS, the parties hereto wish to enter into this Amendment to implement the aforesaid condition of the Stock Purchase Agreement;

              NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

              1. Amendments. The Registration Rights Agreement is amended as set forth below.

              (a) Section l(h) of the Registration Rights Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

              "(h)   'Registrable Securities' shall mean all of the following
       to the extent the same have not been sold to the public (i) any and all shares of Common Stock of the Company issued to or held by Norwest Equity Partners V, a Minnesota Limited Partnership ("NEP"), and The Food Fund II Limited Partnership (the "Food Fund"), including without limitation the Common Stock of the Company sold to NEP and the




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       Food Fund on the date hereof and the Common Stock of the Company issued or issuable upon conversion of shares of the Company's Series A Convertible Preferred Stock or the Company's Series B Convertible Preferred Stock; (ii) any and all shares of Common Stock of the Company issued or issuable upon conversion of the Company's Series B Convertible Preferred Stock issued to Steven P. Rosenberg ("Rosenberg") (it being understood that any Common Stock now or hereafter owned by Rosenberg other than the Common Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock shall not be considered Registrable Securities and shall have no rights under this Agreement nor shall be subject to any of the restrictions contained in this Agreement); (iii) stock issued in respect of stock referred to in (i) or (ii) above in any reorganization, merger, consolidation or sale of all or substantially all of the Company's assets, or (iv) stock issued in respect of the stock referred to in (i), (ii) or (iii) as a result of a stock split, stock dividend, recapitalization or combination."

              (b) Section 5(a)(ii) of the Registration Rights Agreement shall be amended by amending and restating subparagraphs (A) and (E) thereof in their entirety as follows:

              "(A)   prior to five (5) years or after nine (9) years from
       September 20, 1995;

                                    *********

              (E) after the Company has effected two such registrations pursuant to this Section 5 and such registrations have been declared or ordered effective;"

              (c) Section 8 of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

              "Section 8.   Expenses of Registration.  In addition to the fees
       and expenses contemplated by Section 9 hereof, all expenses incurred in connection with two registrations pursuant to Section 5 hereof and all registrations pursuant to Sections 6 and 7 hereof, including, without limitation all registration, federal and state filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and underwriters (if the Company or the Holders are required to bear such fees and disbursements of counsel for the underwriters) and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder."

              (d) Section 14 of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

              "Section 14. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Sections 5, 6 and 7 may be assigned by a Holder to any





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       partner or shareholder of such Holder, to any other Holder, to a member of such Holder's Affiliate Group (as defined in the Amended and Restated Shareholders Agreement dated September 20, 1995 by and among the Company and the shareholders of the Company parties thereto, as amended from time to time), or to a transferee or assignee who receives at least the lesser of such Holder's entire holding of Registrable Securities or 100,000 shares of Registrable Securities (as adjusted for stock splits and the like; it being understood that for purposes of this Section the Company's Series A Convertible Preferred Stock and the Company's Series B Convertible Preferred Stock shall constitute Registrable Securities on an as-converted basis); provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned."

              (e) Section 16(b) of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

              "(b)   Notwithstanding the provisions of paragraph (a) of this
       Section 16, the rights of any particular Holder to cause the Company to register securities under Section 5 shall terminate on September 20, 2004."

              (f) Section 17 of the Registration Rights Agreement shall be amended by amending and restating the second sentence thereof in its entirety as follows:

              "This option must be exercised by written notice to the Company within two (2) years after September 20, 2004."

              2. Agreement of Rosenberg. By executing the acknowledgment set forth below, Rosenberg shall become a party to the Registration Rights Agreement, as amended hereby.

              3. Effect of Amendment. Except as expressly amended hereby, the Registration Rights Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

              4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, all of which taken together





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shall constitute one and the same instrument.  A facsimile of an executed counterpart shall be deemed to be an original, executed counterpart.

              5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

              6. Severability. If any provision of this Amendment is to any extent found to be invalid, illegal or unenforceable in any respect under applicable law, that provision shall still be effective to the extent it remains valid, and the remainder of this Amendment also will continue to be valid.

              7. Entire Agreement. This Amendment supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings among the parties hereto concerning the subject matter of this Amendment.





                             SIGNATURE PAGES FOLLOW





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              IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.



                                           PACKAGED ICE, INC.


                                           By
                                              ----------------------------------
                                              Its
                                                 -------------------------------


                                           NORWEST EQUITY PARTNERS V,
                                           A MINNESOTA LIMITED PARTNERSHIP

                                           By Itasca Partners V,
                                              Its General Partner


                                           By
                                             -----------------------------------
                                             Its
                                                --------------------------------


                                           THE FOOD FUND II LIMITED PARTNERSHIP


                                           By
                                             -----------------------------------
                                             Its
                                                --------------------------------





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The undersigned hereby agrees to
be bound by and will be entitled to
the terms and conditions of the
Registration Rights Agreement,
as amended hereby.



--------------------------------
Steven P. Rosenberg





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